UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

R. R. DONNELLEY & SONS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4694	36-1004130
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive,
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 326-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 18, 2017 R. R. Donnelley & Sons Company (the “Company” or “RR Donnelley”) held its 2017 Annual Meeting of Stockholders.

(b)	The following matters were voted upon at the Annual Meeting of Stockholders.

(1)	The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Daniel L. Knotts, John C. Pope, Susan M. Gianinno, Jeffrey G. Katz, Timothy R. McLevish, Jamie Moldafsky and P. Cody Phipps. The Inspector of Elections certified the following vote tabulations:

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Daniel L. Knotts	50,672,861	922,787	125,192	11,557,777	N/A
John C. Pope	48,256,527	3,336,426	127,887	11,557,777	N/A
Susan M. Gianinno	50,598,350	997,343	125,147	11,557,777	N/A
Jeffrey G. Katz	50,609,191	984,300	127,349	11,557,777	N/A
Timothy R. McLevish	49,703,630	1,887,783	129,427	11,557,777	N/A
Jamie Moldafsky	50,696,261	898,618	125,961	11,557,777	N/A
P. Cody Phipps	50,677,272	916,578	126,990	11,557,777	N/A

(2)	The Stockholders voted to approve the advisory resolution on executive compensation. The Inspector of Elections certified the following vote:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
48,944,288	2,479,553	296,999	11,557,777	N/A

(3)	The stockholders voted for 1 Year as the frequency of the advisory vote on executive compensation. The Inspector of Elections certified the following vote tabulation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTES	UNCAST
39,376,258	141,810	12,028,488	174,284	11,557,777	N/A

(4)	The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public account firm for fiscal year 2017. The Inspector of Elections certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
61,957,269	1,038,015	283,333	N/A	N/A

(5)	The Stockholders voted to approve the Company’s 2017 Performance Incentive Plan. The Inspector of Elections certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
49,430,132	1,942,787	347,921	11,557,777	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: May 22, 2017	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President and General Counsel